UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 31, 2006

WYETH

        (Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.		07940
(Address of principal executive offices)		(Zip Code)

        Registrant’s telephone number, including area code: 973-660-5000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial condition

            On January 31, 2006, Wyeth announced its earnings results for the 2005 Fourth Quarter and Full Year. Attached hereto as Exhibit 99 and incorporated to this Item 2.02 by reference is the related press release.

            This current report on Form 8-K is being posted on the Investor Relations section of Wyeth's internet website (www.wyeth.com).

Item 9.01 Financial Statements and Exhibits.

           (c)    Exhibits.

           (99)    Press Release, dated January 31, 2006, reporting Wyeth's Earnings results for the 2005 Fourth Quarter and Full Year.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006	WYETH
By: /s/ Kenneth J. Martin
Name: Kenneth J. Martin
Title: Executive Vice President and Chief Financial Officer
(Duly Authorized Signatory)

EXHIBITS

           (99)    Press Release, dated January 31, 2006, reporting Wyeth's Earnings results for the 2005 Fourth Quarter and Full Year.